MERRILL LYNCH
EUROFUND






FUND LOGO






Semi-Annual Report

April 30, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
EuroFund
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MERRILL LYNCH EUROFUND


PORTFOLIO INFORMATION

Pie graph depicting Portfolio Information As a Percentage of Stocks As of April 30, 1998

Spain                1.2%
Norway               1.9%
Switzerland          2.3%
Italy                6.6%
Netherlands         13.9%
United Kingdom      22.9%
Germany             20.0%
France              17.8%
Sweden               6.7%
Finland              4.5%
Emerging Europe*     1.3%
Ireland              0.9%


[FN]
*Countries include Croatia, Hungary, Poland, Romania, Slovakia,
Slovenia and Turkey.


EUROPEAN STOCK MARKET PERFORMANCE

Bar graph depicting European Stock Market Performance in terms of Total Return for the Three-Month Period Ended April 30, 1998 In US dollars*

Denmark            + 8.4%
Switzerland        +11.3%
United Kingdom     +12.8%
Germany            +16.8%
Norway             +17.0%
Netherlands        +18.3%
Italy              +22.4%
Sweden             +22.4%
France             +24.7%
Ireland            +29.7%
Spain              +29.9%
Finland            +44.2%

Source: Financial Times/Standard & Poor's--Actuaries Index.

[FN]
*For the three-month period ended April 30, 1998, total investment return for the Financial Times/Standard & Poor's--Actuaries Europe Index was +17.38%.




Merrill Lynch EuroFund
April 30, 1998



DEAR SHAREHOLDER

During the quarter ended April 30, 1998, the unmanaged Financial Times/Standard and Poor's--Actuaries Europe Index had a total return of +17.38%, while the total return for the unmanaged Morgan Stanley Capital International Europe Index was +17.74%. For the same period, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of +20.36%, +20.08%, +20.04% and +20.37%, respectively. Despite its heavy cash position, the Fund outperformed appreciably, principally as a result of its underweighted positions in the United Kingdom and Switzerland and its overweighted position in France. Weakness in the oil and pharmaceutical sectors and the emerging strength in industrial issues were beneficial to the Fund's overall performance. However, a lack of exposure to a strong financial sector, driven primarily by speculative activity, was detrimental. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

These high short-term returns continue to be driven by a favorable investment backdrop consisting of strong growth, low inflation, low interest rates and abundant liquidity. However, recent increased volatility may well signal a turning point. Given the strong positive correlation between the US dollar relative to the Deutschemark exchange rate and European equity market returns, the latest fall in the US dollar does not bode well.

The recent acceleration in growth has raised the prospect of an increase in interest rates as bond yields have risen from their lows. If sustained, this should change sector preferences. In Europe, it is generally in this type of environment where growth and financial stocks tend to underperform and economically sensitive stocks outperform.

The improving economic environment in Europe has led to a number of upgrades in economic growth forecasts. Integral to this change has been an improvement in consumer confidence and spending. High levels of unemployment in recent years have depressed consumer spending, but as unemployment rates decline and economies recover, restrained consumer demand is released. This has greatly reduced the risk of a slowdown caused by the Asian financial crisis, and there is now sufficient domestic economic momentum to allow Europe to grow even if faced with a slowdown in the United States. Negotiations regarding the European Monetary Union (EMU), now proceeding smoothly, should also act as a catalyst to growth.

Investment Strategy
During the quarter ended April 30, 1998, we maintained a more cautious investment stance for the Fund as markets have risen to valuation levels around 30% above their ten-year averages. High valuation levels are warranted at present, but markets should begin to see levels move lower as the cycle progresses. As of April 30, 1998, the Fund's cash level reached 23.6% of net assets. Additionally, we had short futures positions in the United Kingdom and Germany, which represented approximately 3% of the Fund. Out-of-the-money call options, a strategy chosen as a low risk tool to increase income for the Fund while providing protection on the low end, also have been written on a number of portfolio securities. Cash was held principally in Deutschemarks, which we believe will realize significant appreciation following the successful conclusion of recent EMU negotiations.

Geographically, we have made no major changes to the Fund. Because of its high cash position, the Fund was underweighted in most markets, but was particularly underinvested in Switzerland and the United Kingdom. At the sector level, we continued to favor industrial companies such as chemicals, metal and mining and forest products. Although there are a number of attractive companies in the financial, pharmaceutical and energy sectors, we maintain that valuations in those sectors still appear to be extremely stretched.



Merrill Lynch EuroFund
April 30, 1998



In Conclusion
Markets continue to trade on valuation levels that leave little room for disappointment. With a bias now emerging toward higher interest rates, and the supply/demand balance in the markets deteriorating as a result of substantial privatizations and rights issues, we believe the markets will struggle to sustain current levels. Our current strategy should at least partially limit any net asset value deterioration in the event of any negative stock market developments.

We thank you for your investment in Merrill Lynch EuroFund, and we look forward to reviewing our outlook and strategy with you in the next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Adrian C. Holmes)
Adrian C. Holmes
Senior Vice President and
Portfolio Manager


June 9, 1998




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Adrian C. Holmes, Senior Vice President
  and Portfolio Manager
Alan J. Albert, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch EuroFund
April 30, 1998



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*
                                                                                      Ten Years/
                                                      12 Month         3 Month     Since Inception
                                                    Total Return     Total Return    Total Return
ML EuroFund Class A Shares                             +46.89%          +20.36%        +303.77%
ML EuroFund Class B Shares                             +45.36           +20.08         +264.50
ML EuroFund Class C Shares                             +45.33           +20.04         +102.93
ML EuroFund Class D Shares                             +46.54           +20.37         +108.89

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
 Fund's ten-year/inception dates are: Class A Shares, 10/26/88; Class
 B Shares, ten years ended 4/30/98; and Class C and Class D Shares, 10/21/94.




Merrill Lynch EuroFund
April 30, 1998




PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +38.74%        +31.46%
Five Years Ended 3/31/98                  +22.29         +20.98
Inception (10/26/88)
through 3/31/98                           +15.58         +14.92

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/98                        +37.31%        +33.31%
Five Years Ended 3/31/98                  +21.02         +21.02
Ten Years Ended 3/31/98                   +13.63         +13.63

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/98                        +37.31%        +36.31%
Inception (10/21/94)
through 3/31/98                           +21.77         +21.77

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +38.45%        +31.18%
Inception (10/21/94)
through 3/31/98                           +22.77         +20.86

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Merrill Lynch EuroFund
April 30, 1998



PORTFOLIO INFORMATION

As of April 30, 1998

                                   Percent of
Ten Largest Equity Holdings        Net Assets

MontEdison S.p.A.                      2.8%
Koninklijke KNP BT N.V.                2.5
Volkswagen AG                          2.4
Societe EuraFrance S.A.                2.3
Philips Electronics N.V.               2.3
Telecom Italia S.p.A.                  2.2
Thyssen AG                             2.2
Bayer AG                               2.0
Hoechst AG                             1.9
Unilever PLC                           1.9



                                    Percent of
Ten Largest Industries              Net Assets

Chemicals                              9.0%
Paper & Forest Products                7.4
Diversified Holdings                   5.7
Telecommunications                     4.6
Financial Services                     4.3
Banking                                4.2
Automobiles                            3.3
Insurance                              2.7
Electrical Equipment                   2.7
Construction                           2.4





Equity Portfolio Changes for the
Quarter Ended April 30, 1998



Additions

*Bass PLC (Class B)
 Bass PLC (Ordinary)
 Commerzbank AG
 J. Sainsbury PLC
 Novartis AG (Registered)
*Polygram N.V.
 RWE AG
 SmithKline Beecham PLC


Deletions

 Assurances Generales de France (AGF)
*Bass PLC (Class B)
 Bass PLC
 British Airways PLC
 Carli Gry International A/S
 Cimpor-Cimentos de Portugal S.A.
 Credit Suisse Group (Registered)
 Fotolabo S.A.
 Huhtamaki 'I' Group
 Imperial Chemical Industries PLC
 Italcementi S.p.A.
 Nokia Oyj (Class A)
*Polygram N.V.
 Saurer AG (Registered)
 Sommer-Allibert S.A.
 W. H. Smith Group PLC

[FN]
*Added and deleted in the same quarter.



Merrill Lynch EuroFund
April 30, 1998



SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                               Shares                                                                    Value      Percent of
Industries                      Held                Investments                           Cost         (Note 1a)    Net Assets
Croatia

Banking                         90,000     Zagrebacka Banka D.D. (GDR)*              $    1,234,184   $    2,364,750    0.1%

Pharmaceuticals                237,492     Pliva D.D. (GDR)*                              2,053,449        4,298,605    0.2

                                           Total Investments in Croatia                   3,287,633        6,663,355    0.3

Finland

Metals & Mining                637,680     Outokumpu OY                                   9,746,544        8,959,141    0.4

Paper & Forest               1,642,749     Enso-Gutzeit OY 'R' (Ordinary)
Products                                   (Registered)                                  14,186,732       17,498,520    0.8
                             1,959,500     Metsa Serla OY (Class B)                      14,945,500       20,332,736    1.0
                               790,706     UPM-Kymmene Corp.                             17,268,069       23,742,963    1.2
                                                                                     --------------   --------------  ------
                                                                                         46,400,301       61,574,219    3.0

                                           Total Investments in Finland                  56,146,845       70,533,360    3.4


France

Automobiles &                  117,405     Peugeot S.A.                                  13,621,767       20,384,643    1.0
Equipment

Banking                        140,413     Banque Nationale de Paris                      6,207,685       11,839,444    0.6
                                55,740     Societe Generale de France S.A.                6,187,629       11,606,127    0.6
                                                                                     --------------   --------------  ------
                                                                                         12,395,314       23,445,571    1.2

Communication                   49,206     Alcatel Alsthom Cie Generale
Equipment                                  d'Electricite S.A.                             5,532,750        9,124,497    0.4

Construction                   211,631     Bouygues S.A.                                 19,941,371       33,401,157    1.6

Electronics                    133,159   ++SGS-Thomson Microelectronics N.V.              7,698,605       11,382,815    0.5

Energy                         276,911     Elf Aquitaine S.A.                            31,923,896       36,335,675    1.8

Financial Services             150,200     Compagnie Financiere de Paribas S.A.           8,164,002       15,986,961    0.8
                                84,535     Societe EuraFrance S.A.                       28,905,970       47,519,217    2.3
                                                                                     --------------   --------------  ------
                                                                                         37,069,972       63,506,178    3.1

Hotels                          41,943     Accor S.A.                                     5,867,767       11,432,849    0.5

Insurance                      275,389     AXA-UAP                                       17,340,225       32,334,586    1.6

Machinery                      177,431   ++Compagnie de Fives-Lille S.A.                  9,488,305       12,243,031    0.6

Metals & Steel               1,756,676     Usinor-Sacilor                                27,910,057       26,293,609    1.3

                                           Total Investments in France                  188,790,029      279,884,611   13.6



Merrill Lynch EuroFund
April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                               Shares                                                                    Value      Percent of
Industries                      Held                Investments                           Cost         (Note 1a)    Net Assets
Germany

Automobiles                    197,781     Daimler-Benz AG                           $   13,452,925   $   19,315,068    0.9%
                                60,401     Volkswagen AG                                 30,977,352       48,112,056    2.4
                                                                                     --------------   --------------  ------
                                                                                         44,430,277       67,427,124    3.3

Banking                        148,248     Commerzbank AG                                 5,388,529        5,718,373    0.3

Chemicals                      458,077     BASF AG                                       17,918,780       20,401,534    1.0
                               907,829     Bayer AG                                      35,814,480       40,381,691    2.0
                                77,016     Henkel KGaA                                    3,295,326        5,387,686    0.3
                               387,409     Henkel KGaA (Preferred)                       16,360,407       30,232,586    1.5
                               988,278     Hoechst AG                                    36,885,114       39,878,174    1.9
                                                                                     --------------   --------------  ------
                                                                                        110,274,107      136,281,671    6.7

Construction                    33,402   ++Philipp Holzmann AG                           12,511,136        9,886,545    0.5

Engineering                    321,783   ++Kloeckner Werke AG                            14,985,368       22,815,383    1.1

Mining                         201,207     Thyssen AG                                    43,437,931       46,006,194    2.2

Oil--International             168,676     RWE AG                                         9,073,103        8,584,236    0.4

Retail Trade                    31,732     Karstadt AG                                   11,171,623       14,327,157    0.7
                                55,190     Moebel Walther AG (Preferred)                  2,067,520        2,338,038    0.1
                                                                                     --------------   --------------  ------
                                                                                         13,239,143       16,665,195    0.8

                                           Total Investments in Germany                 253,339,594      313,384,721   15.3


Hungary

Financial Services              75,000   ++Euronet Services, Inc.                         1,038,281          496,875    0.0

                                           Total Investments in Hungary                   1,038,281          496,875    0.0


Ireland

Building &                     686,394     CRH PLC                                        7,454,519        9,786,334    0.5
Construction

Food                           693,901     Greencore Group PLC                            3,481,856        4,289,668    0.2

                                           Total Investments in Ireland                  10,936,375       14,076,002    0.7


Italy

Diversified Holdings        45,173,130     MontEdison S.p.A.                             37,082,335       57,016,488    2.8

Telecommunications           8,759,032   ++Telecom Italia S.p.A.                         33,315,716       46,200,400    2.2

                                           Total Investments in Italy                    70,398,051      103,216,888    5.0



Merrill Lynch EuroFund
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                               Shares                                                                    Value      Percent of
Industries                      Held                Investments                           Cost         (Note 1a)    Net Assets
Netherlands

Chemicals                      133,140     Akzo Nobel                                $   16,709,629   $   27,089,376    1.3%
                               310,870     European Vinyls Corporation
                                           International N.V.                            11,599,987        6,078,894    0.3
                                                                                     --------------   --------------  ------
                                                                                         28,309,616       33,168,270    1.6

Construction                   102,867     NBM-Amstelland N.V.                            2,731,181        3,004,531    0.1
                               107,027     Volker Wessels Stevin N.V.                     2,334,258        3,565,801    0.2
                                                                                     --------------   --------------  ------
                                                                                          5,065,439        6,570,332    0.3

Diversified Holdings           169,026     Internatio-Mueller N.V.                        3,606,779        5,857,337    0.3

Electrical Equipment           534,440     Philips Electronics N.V.                      24,896,538       47,094,218    2.3
                               113,948     Twentsche Kabel Holding N.V.                   4,695,441        4,360,485    0.2
                                                                                     --------------   --------------  ------
                                                                                         29,591,979       51,454,703    2.5

Financial Services             376,515     ING Groep N.V.                                15,464,692       24,473,475    1.2

Paper & Forest               1,825,748     Koninklijke KNP BT N.V.                       40,032,447       50,162,878    2.5
Products

Steel                          174,270   ++Ispat International N.V.                       4,720,005        4,969,283    0.2
                               311,726     Ispat International N.V. (NY Registered
                                           Shares)                                        7,365,895        8,728,328    0.4
                                                                                     --------------   --------------  ------
                                                                                         12,085,900       13,697,611    0.6

Telecommunications             545,294     Royal PTT Nederland N.V.                      19,395,059       28,182,522    1.4

Transport Services             117,568     Koninklijke Pakhoed N.V.                       4,561,548        4,306,947    0.2

                                           Total Investments in the Netherlands         158,113,459      217,874,075   10.6


Norway

Computer Software              921,820     Merkantildata ASA                              4,358,000       11,620,411    0.6

Oil & Gas Producers            786,098     Saga Petroleum ASA (Class B)                  10,970,845       14,020,898    0.7

Publishing                     262,196     Schibsted ASA                                  5,407,096        4,993,004    0.2

                                           Total Investments in Norway                   20,735,941       30,634,313    1.5


Poland

Chemicals                      387,805   ++Polifarb Wroclaw S.A.                            991,199        1,439,700    0.1

Electrical Equipment           489,144   ++Bydgoska Fabryka Kabli S.A.                    1,464,063        4,467,727    0.2

Plastics                        70,000     Zaklady Lentex S.A.                              684,961        1,008,545    0.1

                                           Total Investments in Poland                    3,140,223        6,915,972    0.4


Romania

Investments                    135,000     Romanian Growth Fund                           1,390,500          641,250    0.0

                                           Total Investments in Romania                   1,390,500          641,250    0.0



Merrill Lynch EuroFund
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                               Shares                                                                    Value      Percent of
Industries                      Held                Investments                           Cost         (Note 1a)    Net Assets
Slovakia

Metals & Mining                121,700   ++Zavod SNP                                 $    1,835,272   $      501,288    0.0%

Pharmaceuticals                 29,167     Slovakofarma                                   2,128,863        3,502,680    0.2

                                           Total Investments in Slovakia                  3,964,135        4,003,968    0.2


Slovenia

Banking                         17,853  +++SKB Banka (GDR)*                                 601,707          270,473    0.0

                                           Total Investments in Slovenia                    601,707          270,473    0.0


Spain

Utilities--Electric            743,095     Endesa S.A.                                   12,631,953       18,042,204    0.9

                                           Total Investments in Spain                    12,631,953       18,042,204    0.9


Sweden

Appliances                     316,234     Electrolux AB                                 16,817,344       29,431,185    1.4

Engineering                    127,619     SKF AB (Class A)                               2,229,577        2,474,419    0.1
                               189,250     Svedala Industry AB                            2,485,262        4,513,349    0.2
                                                                                     --------------   --------------  ------
                                                                                          4,714,839        6,987,768    0.3

Insurance                      310,132     Skandia Forsakrings AB                         8,582,737       21,607,377    1.1

Metals & Steel               1,258,445     Avesta-Sheffield AB                           10,665,001        8,035,777    0.4

Paper & Forest                 510,201     Mo och Domsjo AB (Class B)                    12,808,027       15,827,752    0.8
Products                     6,095,550     Rottneros Bruks AB                             8,904,861        5,200,242    0.3
                             1,005,923     Stora Kopparbergs AB                          12,861,379       17,228,494    0.8
                                                                                     --------------   --------------  ------
                                                                                         34,574,267       38,256,488    1.9

                                           Total Investments in Sweden                   75,354,188      104,318,595    5.1


Switzerland

Consumer Products               44,461     Societe Suisse pour la Microelectronique
                                           et l'Horlogerie AG (Registered)                6,244,014        6,671,374    0.4

Diversified Holdings           108,734     Oerlikon-Buehrle Holding AG                   11,225,019       18,563,457    0.9

Drugs                            6,477     Novartis AG (Registered)                      10,237,852       10,712,211    0.5

                                           Total Investments in Switzerland              27,706,885       35,947,042    1.8


Merrill Lynch EuroFund
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                               Shares                                                                    Value      Percent of
Industries                      Held                Investments                           Cost         (Note 1a)    Net Assets
Turkey

Appliances                  17,564,000     Ardem Pisirici Ve Isitici Cihazlar
                                           Sanayii A.S.                              $    2,067,213   $    1,704,731    0.1%

                                           Total Investments in Turkey                    2,067,213        1,704,731    0.1


United Kingdom

Automobiles &                5,259,274     LucasVarity PLC                               16,920,886       23,483,779    1.1
Equipment

Banking                        932,381     HSBC Holdings PLC                             28,260,928       29,396,104    1.4
                             1,205,210     National Westminster Bank PLC                 15,424,151       24,103,568    1.2
                                                                                     --------------   --------------  ------
                                                                                         43,685,079       53,499,672    2.6

Beverages                    2,036,419     Allied Domecq PLC                             15,293,731       20,925,061    1.0
                               856,906     Bass PLC (Ordinary)                           12,693,421       16,250,005    0.8
                               617,140     Matthew Clark PLC                              6,049,421        2,041,613    0.1
                                                                                     --------------   --------------  ------
                                                                                         34,036,573       39,216,679    1.9

Chemicals                      649,357     Expro International Group PLC                  5,177,253        5,500,675    0.3
                             1,495,500     Inspec Group PLC                               6,707,529        7,321,137    0.3
                                                                                     --------------   --------------  ------
                                                                                         11,884,782       12,821,812    0.6

Computer/                      155,669     Misys PLC                                      2,977,349        7,477,638    0.4
Commercial/Office

Diversified Holdings        10,488,189     BTR PLC                                       36,158,111       34,828,287    1.7

Electronics                    177,517     Fairey Group PLC                               1,480,357        1,643,139    0.1
                             2,162,162     General Electric Company PLC                  14,158,564       17,882,074    0.9
                                                                                     --------------   --------------  ------
                                                                                         15,638,921       19,525,213    1.0

Food                         1,825,174     Safeway PLC                                   10,383,035       10,871,470    0.5

Food & Beverage              3,609,169     Unilever PLC                                  19,516,576       38,412,371    1.9

Metals                         580,189     Johnson Matthey PLC                            5,297,007        5,874,441    0.3

Metals & Mining                858,187     Rio Tinto PLC (Registered)                    13,701,314       12,309,678    0.6

Pharmaceuticals                955,560     SmithKline Beecham PLC                        10,734,411       11,383,399    0.5

Retail                       1,081,634     J. Sainsbury PLC                               7,969,414        8,466,704    0.4

Steel                        3,664,523     British Steel PLC                              7,541,936        9,735,069    0.5

Telecommunications           1,730,855     Cable & Wireless PLC                          12,596,679       19,809,601    1.0

Tobacco                      2,976,639     B.A.T. Industries PLC                         25,342,446       28,049,798    1.4

Utilities--                    458,350     Anglian Water PLC                              4,170,424        7,014,830    0.3
Electric, Gas &                752,544     Energy Group PLC                               7,984,002       10,542,884    0.5
Water                          450,247     United Utilities PLC                           4,108,789        6,258,909    0.3
                                                                                     --------------   --------------  ------
                                                                                         16,263,215       23,816,623    1.1

                                           Total Investments in the
                                           United Kingdom                               290,647,734      359,582,234   17.5



Merrill Lynch EuroFund
April 30, 1998



SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
                             Face                                                                         Value    Percent of
                            Amount            Short-Term Securities                       Cost          (Note 1a)  Net Assets
Repurchase              US$ 24,555,000     UBS Securities, Inc., purchased on
Agreements**                               4/30/1998 to yield 5.45% to
                                           5/31/1998                                 $   24,555,000   $   24,555,000    1.2%

                                           Total Investments in Short-Term
                                           Securities                                    24,555,000       24,555,000    1.2

                                           Total Investments                          1,204,845,746    1,592,745,669   77.6

                        Nominal Value
                         Covered by                                                      Premiums
                       Options Written                     Issue                         Received
Options Written

Currency Call               12,390,113     Italian Lira, expiring June 1998
Options                                    at Lit 239                                      (678,442)        (167,155)  (0.0)
Written                        742,702     Italian Lira, expiring June 1998
                                           at Lit 242                                       (43,095)          (9,513)  (0.0)
                               227,817     Netherlands Guilder, expiring
                                           June 1998 at NLG 116.34                         (307,546)         (86,841)  (0.0)


                                           Total Options Written                         (1,029,083)        (263,509)  (0.0)


Total Investments, Net of Options Written                                            $1,203,816,663    1,592,482,160   77.6
                                                                                     ==============
Foreign Time Deposits++++                                                                                617,375,156   30.1

Variation Margin on Financial Futures Contracts++++++                                                       (179,591)   0.0

Liabilities in Excess of Other Assets                                                                   (157,276,012)  (7.7)
                                                                                                      --------------  ------
Net Assets                                                                                            $2,052,401,713  100.0%
                                                                                                      ==============  ======


     *Global Depositary Receipts (GDR).
    **Repurchase Agreements are fully collateralized by US Government &
      Agency Obligations.
    ++Non-income producing security.
  ++++Foreign time deposits bear interest at 3.437%, 3.187% and 3.375%
      and mature on 5/04/1998, 5/05/1998 and 5/06/1998, respectively.
++++++Financial futures contracts sold as of April 30, 1998 were as follows:

      Number of                              Expiration         Value
      Contracts     Issue          Exchange      Date       (Notes 1a &1c)
         134       DAX Index         DTB       June 1998    $  39,240,189
         175       FTSE Index       LIFFE      June 1998       17,455,683
                                                            -------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$54,617,054)                   $  56,695,872
                                                            =============


   +++The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

      See Notes to Financial Statements.



Merrill Lynch EuroFund
April 30, 1998



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of April 30, 1998
Assets:             Investments, at value (identified cost--$1,204,845,746)
                    (Note 1a)                                                                             $1,592,745,669
                    Cash                                                                                          18,485
                    Foreign cash (Note 1b)                                                                     5,895,496
                    Foreign time deposits (Note 1b)                                                          617,375,156
                    Receivables:
                      Beneficial interest sold                                           $    7,548,806
                      Dividends                                                               6,814,409
                      Interest                                                                  286,992
                      Securities sold                                                             2,336       14,652,543
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          97,430
                                                                                                          --------------
                    Total assets                                                                           2,230,784,779
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$1,029,083)
                    (Notes 1a & 1c)                                                                              263,509
                    Payables:
                      Securities purchased                                                  169,647,093
                      Beneficial interest redeemed                                            5,209,971
                      Investment adviser (Note 2)                                             1,228,831
                      Distributor (Note 2)                                                      805,870
                      Variation margin (Note 1b)                                                179,591      177,071,356
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,048,201
                                                                                                          --------------
                    Total liabilities                                                                        178,383,066
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,052,401,713
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    4,320,897
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      5,106,676
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        246,851
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      1,525,982
                    Paid-in capital in excess of par                                                       1,496,508,829
                    Accumulated distributions in excess of investment income--net
                    (Note 1h)                                                                                 (8,150,542)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               167,105,836
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        385,737,184
                                                                                                          --------------
                    Net assets                                                                            $2,052,401,713
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $830,108,487 and 43,208,974 shares
                             of beneficial interest outstanding                                           $        19.21
                                                                                                          ==============
                    Class B--Based on net assets of $888,458,661 and 51,066,761 shares
                             of beneficial interest outstanding                                           $        17.40
                                                                                                          ==============
                    Class C--Based on net assets of $42,589,389 and 2,468,507 shares
                             of beneficial interest outstanding                                           $        17.25
                                                                                                          ==============
                    Class D--Based on net assets of $291,245,176 and 15,259,819 shares
                             of beneficial interest outstanding                                           $        19.09
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch EuroFund
April 30, 1998



FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended April 30, 1998
Investment          Dividends (net of $1,774,985 foreign withholding tax)                                 $   14,708,239
Income              Interest                                                                                   4,321,222
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              19,029,461
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    6,165,259
                    Account maintenance and distribution fees--Class B (Note 2)               3,966,718
                    Transfer agent fees--Class B (Note 2)                                       616,705
                    Custodian fees                                                              604,404
                    Transfer agent fees--Class A (Note 2)                                       410,270
                    Account maintenance fees--Class D (Note 2)                                  246,407
                    Account maintenance and distribution fees--Class C (Note 2)                 130,535
                    Transfer agent fees--Class D (Note 2)                                       128,211
                    Registration fees (Note 1f)                                                 119,840
                    Accounting services (Note 2)                                                 90,671
                    Printing and shareholder reports                                             86,534
                    Professional fees                                                            40,341
                    Transfer agent fees--Class C (Note 2)                                        21,606
                    Trustees' fees and expenses                                                  17,787
                    Pricing fees                                                                  9,282
                    Other                                                                        13,337
                                                                                         --------------
                    Total expenses                                                                            12,667,907
                                                                                                          --------------
                    Investment  income--net                                                                    6,361,554
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                      165,483,534
(Loss) on             Foreign currency transactions--net                                        119,301      165,602,835
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      199,091,775
(Notes 1b, 1c,        Foreign currency transactions--net                                       (936,695)     198,155,080
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    363,757,915
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  370,119,469
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch EuroFund
April 30, 1998



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six      For the Year
                                                                                           Months Ended        Ended
                                                                                            April 30,       October 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                               $    6,361,554   $   11,429,733
                    Realized gain on investments and foreign currency
                    transactions--net                                                       165,602,835      249,446,581
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                      198,155,080       99,450,956
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    370,119,469      360,327,270
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (3,661,941)      (6,021,879)
Shareholders          Class B                                                                        --      (15,309,051)
(Note 1h):            Class C                                                                        --         (416,944)
                      Class D                                                                  (687,312)      (2,740,402)
                    In excess of investment income--net:
                      Class A                                                                        --       (2,089,129)
                      Class B                                                                        --       (5,311,063)
                      Class C                                                                        --         (144,648)
                      Class D                                                                        --         (950,709)
                    Realized gain on investments--net:
                      Class A                                                               (90,342,323)     (29,824,108)
                      Class B                                                              (135,005,638)    (104,006,961)
                      Class C                                                                (3,894,837)      (2,515,859)
                      Class D                                                               (25,058,924)     (14,571,787)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (258,650,975)    (183,902,540)
                                                                                         --------------   --------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                   393,241,895      286,738,788
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total increase in net assets                                            504,710,389      463,163,518
                    Beginning of period                                                   1,547,691,324    1,084,527,806
                                                                                         --------------   --------------
                    End of period                                                        $2,052,401,713   $1,547,691,324
                                                                                         ==============   ==============

                    See Notes to Financial Statements.



Merrill Lynch EuroFund
April 30, 1998




FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                       Class A++
                                                              For the
The following per share data and ratios have been derived    Six Months
from information provided in the financial statements.         Ended
                                                             April 30,             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         1998        1997        1996         1995        1994
Per Share           Net asset value, beginning of period     $    18.47  $    16.67  $    15.07  $    15.96   $    13.87
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .12         .26         .32         .19          .18
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              3.70        4.31        2.32         .56         1.91
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.82        4.57        2.64         .75         2.09
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.12)       (.44)         --          --           --
                      In excess of investment income--net            --        (.15)         --          --           --
                      Realized gain on investments--net           (2.96)      (2.18)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (3.08)      (2.77)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    19.21  $    18.47  $    16.67  $    15.07   $    15.96
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           24.71%+++   32.13%      18.86%       6.19%       15.07%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.00%*      1.03%       1.10%       1.12%        1.03%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        1.34%*      1.53%       2.04%       1.32%        1.17%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  830,109  $  563,098  $  216,056  $  204,713   $  236,288
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           26.73%      92.65%      92.34%      72.16%       82.47%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid+++++        $    .0253  $    .0029  $    .0046          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.



Merrill Lynch EuroFund
April 30, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                       Class B++
                                                              For the
The following per share data and ratios have been derived    Six Months
from information provided in the financial statements.         Ended
                                                             April 30,             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         1998        1997        1996         1995        1994
Per Share           Net asset value, beginning of period     $    16.92  $    15.47  $    14.20  $    15.28   $    13.43
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .02         .07         .14         .04          .02
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              3.36        3.99        2.17         .52         1.83
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.38        4.06        2.31         .56         1.85
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --        (.32)         --          --           --
                      In excess of investment income--net            --        (.11)         --          --           --
                      Realized gain on investments--net           (2.90)      (2.18)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.90)      (2.61)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    17.40  $    16.92  $    15.47  $    14.20   $    15.28
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           24.05%+++   30.84%      17.61%       5.12%       13.78%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      2.03%*      2.06%       2.13%       2.15%        2.06%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .22%*       .45%       1.00%        .27%         .14%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  888,459  $  888,459  $  738,535  $  795,469   $1,086,480
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           26.73%      92.65%      92.34%      72.16%       82.47%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid+++++        $    .0253  $    .0029  $    .0046          --           --
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.



Merrill Lynch EuroFund
April 30, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class C++
                                                                                                               For the
                                                              For the                                          Period
The following per share data and ratios have been derived    Six Months                For the                 Oct 21,
from information provided in the financial statements.         Ended                 Year Ended               1994++ to
                                                             April 30,               October 31,               Oct. 31,
Increase (Decrease) in Net Asset Value:                         1998        1997        1996         1995        1994
Per Share           Net asset value, beginning of period     $    16.82   $   15.45   $   14.19   $   15.28    $   15.08
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income (loss)--net                   .03         .07         .15         .01         (.01)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              3.31        3.97        2.15         .54          .21
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.34        4.04        2.30         .55          .20
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --        (.36)         --          --           --
                      In excess of investment income--net            --        (.13)         --          --           --
                      Realized gain on investments--net           (2.91)      (2.18)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.91)      (2.67)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    17.25  $    16.82  $    15.45  $    14.19   $    15.28
                                                             ==========  ==========  ==========  ==========   ==========

Total               Based on net asset value per share           23.99%+++   30.81%      17.55%       5.04%        1.33%+++
Investment                                                   ==========  ==========  ==========  ==========   ==========
Return:**

Ratios              Expenses                                      2.03%*      2.08%       2.15%       2.18%        2.86%*
to Average                                                   ==========  ==========  ==========  ==========   ==========
Net Assets:         Investment income (loss)--net                  .37%*       .43%       1.04%        .11%       (2.47%)*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $   42,589  $   22,260  $   15,917  $    9,668   $      462
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           26.73%      92.65%      92.34%      72.16%       82.47%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid+++++        $    .0253  $    .0029  $    .0046          --           --
                                                             ==========  ==========  ==========  ==========   ==========



                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



Merrill Lynch EuroFund
April 30, 1998



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                       Class D++
                                                                                                               For the
                                                              For the                                          Period
The following per share data and ratios have been derived    Six Months                For the                 Oct 21,
from information provided in the financial statements.         Ended                 Year Ended               1994++ to
                                                             April 30,               October 31,               Oct. 31,
Increase (Decrease) in Net Asset Value:                         1998        1997        1996         1995        1994
Per Share           Net asset value, beginning of
Operating           period                                   $    18.35  $    16.57  $    15.02  $    15.96   $    15.75
Performance:                                                 ----------  ----------  ----------  ----------   ----------
                    Investment income--net                          .11         .20         .28         .20           --++++++
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              3.67        4.31        2.31         .50          .21
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.78        4.51        2.59         .70          .21
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.08)       (.41)         --          --           --
                      In excess of investment income--net            --        (.14)         --          --           --
                      Realized gain on investments--net           (2.96)      (2.18)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (3.04)      (2.73)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    19.09  $    18.35  $    16.57  $    15.02   $    15.96
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           24.58%+++   31.84%      18.57%       5.85%        1.33%+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.25%*      1.28%       1.34%       1.38%        2.11%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                 1.25%*      1.21%       1.83%       1.37%       (1.70%)*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  291,245  $  150,474  $  114,020  $  104,493   $      340
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           26.73%      92.65%      92.34%      72.16%       82.47%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid+++++        $    .0253  $    .0029  $    .0046          --           --
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



Merrill Lynch EuroFund
April 30, 1998



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.




Merrill Lynch EuroFund
April 30, 1998




(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75% on an annual basis of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of 0.15% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the six months ended April 30, 1998, MLAM paid MLAM U.K. a fee of $1,233,052 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account
                                        Maintenance   Distribution
                                            Fee            Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.




Merrill Lynch EuroFund
April 30, 1998




NOTES TO FINANCIAL STATEMENTS (concluded)

For the six months ended April 30, 1998, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD         MLPF&S

Class A                                $1,770       $ 22,062
Class D                                $8,790       $127,265


For the six months ended April 30, 1998, MLPF&S received contingent deferred sales charges of $455,615 and $5,925 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $10,340 and $9,433, relating to transactions subject to front-end sales charge waivers in Class A Shares and Class D Shares, respectively.

In addition, MLPF&S received $129,881 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $382,711,417 and $598,086,786, respectively.

Net realized gains (losses) for the six months ended April 30, 1998 and net unrealized gains (losses) as of April 30, 1998 were as follows:


                                   Realized      Unrealized
                                     Gains         Gains
                                   (Losses)      (Losses)

Long-term investments           $ 173,383,268  $ 387,899,923
Financial futures contracts        (7,899,734)    (2,078,818)
Foreign currency transactions         119,301       (849,495)
Options written                            --        765,574
                                -------------  -------------
Total                           $ 165,602,835  $ 385,737,184
                                =============  =============


Transactions in call options written for the six months ended April 30, 1998 were as follows:


                                                   Premiums
                                    Par Value      Received

Outstanding put options written
at beginning of period                     --             --
Options written                 $  13,360,632  $   1,029,083
                                -------------  -------------
Outstanding put options
written at end of period        $  13,360,632  $   1,029,083
                                =============  =============


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $387,899,923, of which $416,323,444 related to appreciated securities and $28,423,521 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $1,204,845,746.


4. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions was $393,241,895 and $286,738,788 for the six months ended April 30, 1998 and the year ended October 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                        18,251,978  $ 329,487,119
Shares issued to shareholders
in reinvestment of dividends
and distributions                   5,764,313     89,116,286
                                -------------  -------------
Total issued                       24,016,291    418,603,405
Shares redeemed                   (11,288,950)  (201,160,008)
                                -------------  -------------
Net increase                       12,727,341  $ 217,443,397
                                =============  =============


Class A Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                        26,338,718  $ 430,396,173
Shares issued to shareholders in
reinvestment of dividends and
distributions                       2,393,410     34,465,523
                                -------------  -------------
Total issued                       28,732,128    464,861,696
Shares redeemed                   (11,210,660)  (185,967,493)
                                -------------  -------------
Net increase                       17,521,468  $ 278,894,203
                                =============  =============



Merrill Lynch EuroFund
April 30, 1998



Class B Shares for the
Six Months Ended                                    Dollar
April 30, 1998                        Shares        Amount

Shares sold                         9,245,973  $ 149,511,340
Shares issued to shareholders in
reinvestment of distributions       8,377,046    117,781,272
                                -------------  -------------
Total issued                       17,623,019    267,292,612
Shares redeemed                    (8,767,131)  (138,235,347)
Automatic conversion of
shares                             (5,776,547)   (88,583,309)
                                -------------  -------------
Net increase                        3,079,341  $  40,473,956
                                =============  =============



Class B Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                        12,478,198  $ 191,822,144
Shares issued to shareholders
in reinvestment of dividends
and distributions                   8,168,942    108,729,884
                                -------------  -------------
Total issued                       20,647,140    300,552,028
Shares redeemed                   (19,835,758)  (306,830,535)
Automatic conversion of         -------------  -------------
shares                               (554,263)    (8,320,978)
                                -------------  -------------
Net increase (decrease)               257,119  $ (14,599,485)
                                =============  =============



Class C Shares for the Six Months                   Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                         3,910,672  $  61,736,692
Shares issued to shareholders
in reinvestment of
distributions                         247,386      3,448,559
                                -------------  -------------
Total issued                        4,158,058     65,185,251
Shares redeemed                    (3,013,375)   (46,993,280)
                                -------------  -------------
Net increase                        1,144,683  $  18,191,971
                                =============  =============



Class C Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                         5,368,818  $  83,195,165
Shares issued to shareholders
in reinvestment of dividends
and distributions                     210,334      2,782,759
                                -------------  -------------
Total issued                        5,579,152     85,977,924
Shares redeemed                    (5,285,585)   (82,227,446)
                                -------------  -------------
Net increase                          293,567  $   3,750,478
                                =============  =============


Class D Shares for the
Six Months Ended                                    Dollar
April 30, 1998                        Shares        Amount

Shares sold                         5,788,656  $ 100,628,847
Automatic conversion of
shares                              5,277,874     88,583,309
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,382,415     21,261,544
                                -------------  -------------
Total issued                       12,448,945    210,473,700
Shares redeemed                    (5,387,930)   (93,341,129)
                                -------------  -------------
Net increase                        7,061,015  $ 117,132,571
                                =============  =============



Class D Shares for the
Year Ended                                          Dollar
October 31, 1997                      Shares        Amount

Shares sold                         9,883,349  $ 166,073,878
Automatic conversion of
shares                                513,600      8,320,978
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,058,039     15,172,446
                                -------------  -------------
Total issued                       11,454,988    189,567,302
Shares redeemed                   (10,135,898)  (170,873,710)
                                -------------  -------------
Net increase                        1,319,090  $  18,693,592
                                =============  =============




5. Commitments:
At April 30, 1998, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell foreign currency aggregating approximately $3,115,000 and $3,113,000, respectively.